UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2007
                                (April 25, 2007)


                                  Symbion, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                    000-50574                   62-1625480
   (State or other                (Commission                 (IRS Employer
    jurisdiction                  File Number)           Identification Number)
  of incorporation)

                      40 Burton Hills Boulevard, Suite 500
                           Nashville, Tennessee 37215
               (Address of principal executive offices) (Zip Code)

                                 (615) 234-5900
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

              On April 25, 2007, Symbion, Inc. issued a press release announcing its results for the first quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01     Financial Statements and Exhibits.

              (d) Exhibits

                  99  Press Release dated April 25, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SYMBION, INC.



Date:  April 25, 2007                By:  /s/ Kenneth C. Mitchell
                                        ----------------------------------------
                                              Kenneth C. Mitchell
                                              Chief Financial Officer and
                                                Senior Vice President of Finance

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibits
------            -----------------------

  99              Press release dated April 25, 2007.